UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)        August 05, 2004

                       THE MANAGEMENT NETWORK GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-27617                  48-1129619
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


           7300 College Boulevard, Suite 302, Overland Park, KS 66210
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           (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code                (913) 345-9315

Item 7. Financial Statements and Exhibits

The following exhibit is filed herewith:

         Exhibit No.                Description
         99.1                       Press Release dated August 5, 2004.

Item 12. Results of Operations and Financial Condition

On August 5, 2004, The Management Network Group, Inc. announced its results of operations and financial condition for the quarter ended July 3, 2004. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto. This information is being furnished pursuant to Item 12 of Form 8-K.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE MANAGEMENT NETWORK GROUP, INC.
                                 --------------------------------------------
                                             (Registrant)

Date:  August 6, 2004           By:  /s/ Donald E. Klumb
                                 --------------------------------------------
                                      Donald E. Klumb
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description of Document

99.1 Press Release of Registrant, Dated August 5, 2004 Announcing Financial Results for its Second Quarter Ended July 3, 2004